SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 15, 2009

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

1700 Jay Ell Drive, Suite 200
Richardson Texas, 75081
(Address of principle executive offices)

(972) 470-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 15, 2009, Titan Global Holdings, Inc. (the “Company”), completed the purchase of all of the outstanding common and preferred stock of Crescent Fuels, Inc., a corporation formed under the laws of Kansas (“Crescent Fuels”).  The purchase all of the outstanding common and preferred stock of Crescent Fuels was pursuant to two previously-announced Stock Purchase Agreements (the “Stock Purchase Agreements”), one with Phillip Near and one with Johnson Enterprises of Kansas, LLC, Jeff McReynolds, Karen E. Reeder Trust, Harrison F. Johnson, Jr., and Martha M. Johnson Trust (collectively, the “Sellers”).

The purchase price for the common and preferred stock of Crescent Fuels under the Stock Purchase Agreements included $22,500, 650,000 shares of the Company’s common stock, warrants to purchase 600,000 shares of the Company’s common stock at $3.00 per share, and other nominal consideration.

The Stock Purchase Agreements were previously included in the Company’s Current Report on Form 8-K filed on October 28, 2008, which description is incorporated herein by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

As part of the consideration for the common and preferred stock of Crescent Fuels, the Company issued to the Sellers an aggregate of 650,000 shares of the Company’s common stock, warrants to purchase 600,000 shares of the Company’s common stock at $3.00 per share.  Each Warrant is expires on September 30, 2013.

 Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

(to be filed by amendment)

(b) Pro Forma Financial Information

(to be filed by amendment)

(d) Exhibits

10.70
Stock Purchase Agreement, by and among Titan Global Holdings, Inc., Crescent Fuels, Inc. and Phillip Near.  (Previously filed and incorporated herein by reference to the Company’s Current Report on Form 8-K dated October 24, 2008 and filed on October 28, 2008).

10.71
Stock Purchase Agreement by and among Titan Global Holdings, Inc., Crescent Fuels, Inc. and Johnson Enterprises of Kansas, LLC, Jeff McReynolds, Karen E. Reeder Trust, Harrison F. Johnson, Jr. and Martha M. Johnson Trust.  (Previously filed and incorporated herein by reference to the Company’s Current Report on Form 8-K dated October 24, 2008 and filed on October 28, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

	By:	/s/ Bryan Chance
Bryan Chance
Chief Executive Officer

Date: January 22, 2009